CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report included (or incorporated by reference) in the Form 10-K, into the Company's previously filed Registration Statement File No. 333-48607.


Portland, Oregon                                    /s/ Moss Adams LLP
March 26, 2001


                                       74